                                       FORM 8-K

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                    CURRENT REPORT
                                    --------------

                           Pursuant to Section 13 or 15(d)
                            of the Securities Act of 1934


            Date of Report (Date of earliest event reported)  June 9, 1998
                                                             -------------




                          AMERICAN ENTERTAINMENT GROUP, INC.
                          ----------------------------------
                (Exact Name of Registrant as Specified in its Charter)





        COLORADO                 0-22174                  83-0277375
        --------                 -------                  ----------
        (State or Other          (Commission              IRS Employer
        Jurisdiction of          File Number)             Identification No.)
        Incorporation
        or Organization)





                             160 Bedford Road, Suite 306
                           Toronto, Ontario, Canada M5R 2K9
                           --------------------------------
                  (Address of Principal Executive Offices, Zip Code)


                                   (416) 920-1919
                                   --------------
                 (Registrant's telephone number, including area code)

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                                       FORM 8-K
                                    CURRENT REPORT
                           Pursuant to Section 13 or 15(d)
                            of the Securities Act of 1934

Item 1.   CHANGES IN CONTROL OF REGISTRANT.
          Not Applicable

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.
          Not Applicable

Item 3.   BANKRUPTCY OR RECEIVERSHIP.
          David E. Rice, Esq., of the Baltimore law firm of Venable, Baetjer and Howard, LLP, has been appointed as the Chapter 11 Trustee of the Registrant pursuant to an Order of the United States Bankruptcy Court for the District of Maryland effective June 3, 1998.

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
          Not Applicable

Item 5.   OTHER EVENTS
          Not Applicable

Item 6.   RESIGNATION OF REGISTRANT'S DIRECTORS.
          Not Applicable

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS. Not Applicable

Item 8.   CHANGE IN FISCAL YEAR.
          Not Applicable

Item 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.
          Not Applicable

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                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        AMERICAN ENTERTAINMENT GROUP, INC.

                                        By:          //Joel Wagman//
                                           --------------------------------
                                                      Joel Wagman
                                                      Chairman


Dated: June 9, 1998